UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Russell B. Simon, President

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7395

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

FRC Founders Index FundSM
FNDRX

ANNUAL REPORT TO SHAREHOLDERS

SEPTEMBER 30, 2022

TABLE OF CONTENTS

Annual Letter	1
Performance Summary	4
Expense Example	6
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Additional Information	20
Trustees and Officer Information	23
Privacy Notice	25

FRC Founders Index FundSM Management Discussion of Fund Performance (Unaudited)

Market Recap: From September 30, 2021 through September 30, 2022, the FRC Founders Index FundSM (“Fund”) declined 34.57%, vs -17.62% for the Russell 3000, a broad-based U.S. equity market index. Weak performance follows a vicious broad-based decline in equity values as global policymakers, including the Federal Reserve in the U.S., embarked on the sharpest tightening cycle in decades in response to pernicious inflation. Going forward, we expect the backdrop to remain challenging as the lagged effects of tighter policy weigh on economic growth, corporate earnings, and risk premiums.

During the reporting period the top three performing sectors in the Russell 3000 were Energy, Utilities and Consumer Staples. Energy and Utilities gained 43.84% and 5.38%, respectively, while Consumer Staples declined 1.24%. The weakest performing sectors were Communication Services, Consumer Discretionary, and Information Technology which declined 39.44%, 24.07% and 23.23%, respectively.

Comments from Portfolio Management Team: The Fund seeks to provide investment results that correspond generally to the total return, before fees and expenses, of the First Republic Founders IndexSM (“Underlying Index” or “Index”). Consistent with the holdings of the Underlying Index, the Fund began trading in the period beginning September 30, 2021 with a basket of 542 individual public equity securities, each satisfying the definition of a founder-led or -influenced company and the liquidity and market capitalization requirements maintained by the Underlying Index. The Underlying Index is intended to give investors in the Fund a means of tracking the performance of an equal-weighted basket of founder-led or -influenced publicly-traded companies.

For the period beginning on September 30, 2021, through September 30, 2022, the Fund declined 34.57% while the Underlying Index declined 33.84%. Differences in performance between the Fund and the Underlying Index, the primary benchmark for the Fund, are primarily attributable to timing of trading activities and overall Fund expenses.

During the reporting period the highest returns in the Fund by sector came from holdings in Energy, Utilities, and Real Estate. Energy gained 37.73% while Utilities and Real Estate declined 17.62% and 26.42%, respectively. The worst performing sectors were Consumer Discretionary, Communication Services, and Materials which declined 49.91%, 48.04% and 43.52%, respectively.

During the reporting period the top individual stock performers Chemocentryx, Scorpio Tankers, and Apellis Pharmaceutical, which returned 202.11%, 131.16% and 107.22%, respectively. The worst performing individual stocks within the Fund during the reporting period were Rubius Therapeutics, Quince Therapeutics, and Applied Therapeutics which returned -95.33%, -93.84% and -93.80%, respectively.

To compare the relative performance of founder-led or -influenced companies versus the broader equity market, the portfolio management team considers performance of the Fund vs secondary benchmarks, including the broad-based, market capitalization-weighted Russell 3000 Index and the Russell 1000 Equal Weighted Index. During the reporting period the Fund declined 34.57% vs. a 17.62% decline for the Russell 3000 and a 15.72% decline for the Russell 1000 Equal Weighed Index.

Fund Performance – 9/30/21 through 9/30/22

Source: Bloomberg

During the year the Fund maintained broad diversification across sector and industry classifications with the three largest sectors – Health Care, Information Technology, and Financials - accounting for 28.26%, 24.54% and 11.32% of total average Fund assets, respectively. Fund holdings, reflecting the Underlying Index weightings of founder-influenced companies, maintained a bias toward small- and mid-capitalization (“SMID”) companies, defined as companies with a market capitalization below $10bn.

First Republic Founders Index: The First Republic Founders Index is a rules-based, equal-weighted index intended to track fundamental aspects of founder-influenced companies, including the ability to move quickly and innovate, commitment to client satisfaction and culture, and long-term view of the business. The Index is designed to capture the characteristics of founder-influenced success across over 3000 U.S. Equities. The Index was launched on October 7, 2019 and is administered by IHS Markit.

Russell 3000 (Russell 3000 Index): A market-capitalization-weighted equity index that provides exposure to the entire U.S. stock market. The index, which is maintained by FTSE Russell, tracks the performance of the 3,000 largest U.S.-traded stocks.

Russell 1000 EW (Russell 1000 Equal Weight Index): An equal-weighted index of 1000 large market capitalization U.S. companies.

S&P 500 Index is a market capitalization-weighted index of 500 large capitalization U.S. companies.

It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Investing involves risk, and principal loss is possible. Companies led by their founders involve risks related to ownership and management of the company, including entrenchment issues in which the founder uses his or her position in the company to further his or her personal gain or ambitions, which may negatively affect shareholders. The Fund is not actively managed and the Fund’s adviser will not sell a security due to current or projected performance of a security, industry or sector, unless that security is removed from the Index or the selling of that security is otherwise required upon a reconstitution of the Index in accordance with the index methodology. The performance of the Fund may diverge from that of the Index and may experience tracking error. The Fund’s investments may be concentrated in an industry or group of industries to the extent the Index is so concentrated which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Investing in small- and mid-cap companies involves additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involves political, economic and currency risks, differences in accounting methods and greater volatility. These risks are greater in emerging markets.

FRC Founders Index FundSM Performance Summary (Unaudited) September 30, 2022

Comparison of a Hypothetical $10,000 Investment in
the FRC Founders Index Fund;
and First Republic Founders Index; Russell 3000 Index;
Russell 1000 Equal Weight Index and S&P 500 Index ^

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
7/28/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
$12,040
$11,520
$11,409
$9,850
$9,578

FRC Founders Index Fund ($9,578)
Russell 3000 Index ($11,409)
S&P 500 Index ($11,520)
First Republic Founders Index ($9,850)
Russell 1000 Equal Weight Index ($12,040)

^ Hypothetical illustration of $10,000 invested in FRC Founders Index Fund, assuming maximum sales charge of 1.00% at purchase and reinvestment of all distributions, if any, at net asset value through September 30, 2022. The hypothetical illustration also assumes $10,000 investment in all the other indices presented.

FRC Founders Index FundSM Performance Summary (Unaudited) (Continued) September 30, 2022

Investment Returns For the periods ended September 30, 2022
	1 year	Since Inception**
FRC Founders Index Fund*
With Sales Charges+	-35.22%	-1.96%
Without Sales Charges	-34.57%	-1.51%
First Republic Founders Index	-33.84%	-0.69%
Russell 3000 Index	-17.62%	6.25%
Russell 1000 Equal Weight Index	-15.72%	8.91%
S&P 500 Index	-15.47%	6.72%

*	Commencement of operations on July 28, 2020.
**	Average annualized returns.
+	The Fund has a maximum initial sales charge of 1.00%.

As of the prospectus dated January 31, 2022, the gross annual fund operating expense ratio is 0.73%.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, call 1-888-928-0298.

FRC Founders Index FundSM Expense Example (Unaudited) September 30, 2022

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 to September 30, 2022 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Actual Fund Return	$ 1,000.00	$ 774.90	$ 7.39
Hypothetical 5% Return	1,000.00	1,016.75	8.39

(1)

Expenses are equal to the Fund’s annualized expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

FRC Founders Index FundSM Schedule of Investments September 30, 2022

Security Description	Shares	Value
Right — 0.0%
Zogenix, Inc. (a)	6,807	$—
Total Right (Cost — $0)		—

Short-Term Investment — 0.03%
First American Government Obligations Fund - Class X - 2.78% (b)	4,272	$4,272
Total Short Term Investment (Cost — $4,272)		4,272

Total Investments — 0.03% (Cost — $4,272)		$4,272
Other Assets in Excess of Liabilities — 99.97%		15,166,530
Total Net Assets — 100.0%		$15,170,802

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).
(b)	The rate reported is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FRC Founders Index FundSM Statement of Assets and Liabilities September 30, 2022

Assets:
Investments in securities at value (cost $4,272)	$4,272
Receivables:
Investment securities sold	24,611,199
Dividends and interest	12,994
Prepaid expenses	15,843
Total assets	24,644,308

Liabilities:
Payables:
Fund shares redeemed	9,345,297
Loans payable	22,000
Due to Investment Adviser	5,464
Accrued other expenses and other liabilities	100,745
Total liabilities	9,473,506

Net Assets	$15,170,802

Components of Net Assets:
Paid-in capital	$28,098,044
Net accumulated loss	(12,927,242)
Net Assets	$15,170,802

Net Assets	$15,170,802
Shares Outstanding (unlimited number of shares authorized, no par value)	1,191,683
Net asset value, offering and redemption price per share *	$12.73
Maximum Public Offering Price (based on maximum initial sales charge of 1.00%)	$12.86

*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.00% redemption fee.

The accompanying notes are an integral part of these financial statements.

FRC Founders Index FundSM Statement of Operations For the Year Ended September 30, 2022

Investment Income:
Dividend income	$359,388
Interest income	219
Total investment income	359,607

Expenses:
Advisory fees (Note 3)	150,515
Administration and fund accounting fees (Note 3)	148,688
Transfer agent fees and expenses (Note 3)	50,743
Custody fees (Note 3)	45,172
Legal fees	28,714
Registration fees	25,261
Service fees	20,362
Audit fees	16,668
Trustees’ fees (Note 3)	15,680
Compliance fees (Note 3)	15,590
Shareholder reporting fees	11,047
Interest expenses	9,414
Fees recaptured by Adviser (Note 3)	7,537
Miscellaneous expenses	5,195
Insurance expenses	4,539
Total expenses	555,125
Less: Expenses waived by the Adviser (Note 3)	(90,126)
Net expenses	464,999
Net investment loss	(105,392)

Realized and Unrealized Loss on Investments
Net realized loss on investments	(8,164,718)
Net change in unrealized appreciation/depreciation on investments	(17,235,949)
Net realized and unrealized loss on investments	(25,400,667)

Net decrease in Net Assets Resulting from Operations	$(25,506,059)

The accompanying notes are an integral part of these financial statements.

FRC Founders Index FundSM Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Operations:
Net investment income (loss)	$(105,392)	$112,130
Net realized gain (loss) on investments	(8,164,718)	8,147,744
Net change in unrealized appreciation (depreciation) on investments	(17,235,949)	14,977,253
Net increase (decrease) in net assets resulting from operations	(25,506,059)	23,237,127

Net Distributions to shareholders	(11,398,600)	(1,546,332)

Capital Transactions:
Proceeds from shares sold	6,974,774	48,704,008
Reinvestment of distributions	6,895,506	482,679
Cost of shares repurchased	(78,339,734)	(6,702,522)
Redemption fees	37,037	5,411
Net increase (decrease) in net assets from capital transactions	(64,432,417)	42,489,576
Total Increase (decrease) in Net Assets	(101,337,076)	64,180,371

Net Assets:
Beginning of year	116,507,878	52,327,507
End of year	$15,170,802	$116,507,878

Capital Share Transactions:
Shares sold	338,680	2,362,319
Shares reinvested	370,926	24,501
Shares repurchased	(4,882,395)	(340,209)
Net increase (decrease) in shares outstanding	(4,172,789)	2,046,611

The accompanying notes are an integral part of these financial statements.

FRC Founders Index FundSM Financial Highlights
For a capital share outstanding throughout each period presented:

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021	For the Period Ended September 30, 2020*
Net Asset Value, Beginning of Period	$21.72		$15.77	$15.00

Income from Investment Operations:
Net investment income (loss) (1)	(0.03)		0.03	0.01
Net realized and unrealized gain (loss) on investments	(6.82)		6.33	0.76
Total Income (Loss) from Investment Operations	(6.85)		6.36	0.77

Redemption Fee Proceeds (1)	0.01		0.00 (2)	0.00	(2)

Less Distributions:
Net investment income	(0.02)		(0.07)	—
Net realized gain on investments	(2.13)		(0.34)	—
Total Distributions	(2.15)		(0.41)	0.00

Net Asset Value, End of Period	$12.73		$21.72	$15.77

Total Return	(34.57%)		40.62%	5.13	%(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$15,171		$116,508	$52,328
Ratio of expenses to average net assets
Before fees waived or reimbursed by the Adviser	0.92	%(5)	0.76%	1.10	%(4)
After fees waived or reimbursed by the Adviser	0.77	%(5)	0.50%	0.50	%(4)
Ratio of net investment income (loss) to average net assets
Before fees waived or reimbursed by the Adviser	-0.32	%(6)	-0.14%	-0.30	%(4)
After fees waived or reimbursed by the Adviser	-0.18	%(6)	0.12%	0.30	%(4)
Portfolio turnover rate	65%		75%	0	%(3)(7)

*	Commencement of operations on July 28, 2020.
(1)	Per share amounts have been calculated using average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Not Annualized.
(4)	Annualized.
(5)

The ratios of expenses to average net assets include interest expenses. For the year ended September 30, 2022, excluding interest expenses, the ratio of expenses to average net assets before fees waived/recouped by the Adviser was 0.91%. Excluding interest expenses, the ratio of expenses to average net assets after fees waived/recouped by the Adviser was 0.76%

(6)

The ratios of net investment income (loss) to average net assets include interest expenses. For the year ended September 30, 2022, excluding interest expenses, the ratio of net investment income (loss) to average net assets before fees waived/recouped by the Adviser was (0.31%). Excluding interest expenses, the ratio of net investment income (loss) to average net assets after fees waived/recouped by the Adviser was (0.17%).

(7)	Amount represents less than 1%.

The accompanying notes are an integral part of these financial statements.

FRC Founders Index FundSM Notes to Financial Statements September 30, 2022

Note 1 – Organization

FRC Founders Index Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. First Republic Investment Management, Inc. (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was July 28, 2020. The investment objective of the Fund seeks to provide investment results that track the total return performance, before fees and expenses, of the First Republic Founders IndexSM (the “Index”).

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at Net Asset Value (“NAV”). These investments are categorized as Level 1 of the fair value hierarchy.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -

quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

FRC Founders Index FundSM Notes to Financial Statements (Continued) September 30, 2022

Level 2 -

observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of September 30, 2022:

Description	Level 1	Level 2	Level 3	Total
Assets
Right*	$—	$—	$—	$—
Short-Term Investment	4,272	—	—	4,272
Total	$4,272	$—	$—	$4,272

*

The Fund received non-transferable contingent value rights (CVRs) in the acquisition of Zogenix, Inc. by UCB S.A. The CVRs could receive a potential cash payment of $2 per CVR if a pharmaceutical developed by Zogenix receives approval for certain uses by December 31, 2023. The Adviser believes this approval is unlikely and has determined to value the CVRs to be worthless.

(b) Securities Transactions, Investment Income and Distributions – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Trust-level expenses are allocated across the series of the Trust.

(c) Distributions to shareholders – Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

FRC Founders Index FundSM Notes to Financial Statements (Continued) September 30, 2022

(e) REIT distributions – The character of distributions received from Real Estate Investment Trusts (‘’REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.25%. The Adviser voluntarily waived the advisory fee until January 31, 2022. The Adviser has voluntarily waived $90,126 during the year ended September 30, 2022.

Additionally, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses in order to limit the Total Annual Fund Operating Expenses to 0.50% of average daily net assets of the Fund shares. The Board has approved, upon request from the Adviser, the termination of the contractual expense limitation effective January 31, 2022.

The Adviser was permitted to recapture amounts waived under the contractual expense limitation and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses had fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case could the Adviser recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Adviser recaptured $7,537 of previously waived expenses prior to the termination of the expense cap. The Fund currently has no waiver balance subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Fund. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter. For the year ended September 30, 2022, the Fund incurred the following expenses for administration and fund accounting, compliance, custody and transfer agency fees:

Administration and fund accounting	$148,688
Compliance Services	15,590
Custody	45,172
Transfer Agency	50,743

FRC Founders Index FundSM Notes to Financial Statements (Continued) September 30, 2022

At September 30, 2022, the Fund had payables due to Fund Services for administration and fund accounting, compliance, custody and transfer agency fees to U.S. Bank in the following amounts:

Administration and fund accounting	$38,275
Compliance Services	3,879
Custody	13,509
Transfer Agency	13,501

The above payable amounts are included in Accrued other expenses and other liabilities in the Statement of Assets and Liabilities.

There is a maximum initial sales charge of 1.00% for the Fund. The sales charge imposed on purchases will not be charged to investors who have opened an account directly with the Adviser.

The Independent Trustees were paid $15,680 for their services and reimbursement of travel expenses during the year ended September 30, 2022. The Fund pays no compensation to the Interested Trustees or officers of the Trust.

Note 4 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2022, Pershing LLC held approximately 99.0%, in aggregate for the benefit of others, of the outstanding shares of the Fund.

Note 5 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended September 30, 2022, were as follows:

Purchases	$38,092,948
Sales	$127,548,452

Note 6 – Federal Income Tax Information

At September 30, 2022, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, and the distributable earnings were as follows:

Tax Cost of Investments	$4,272
Unrealized Appreciation	—
Unrealized Depreciation	—
Net Unrealized Appreciation on Investments	—
Other Accumulated Loss	(12,927,242)
Total Accumulated Loss	$(12,927,242)

FRC Founders Index FundSM Notes to Financial Statements (Continued) September 30, 2022

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 were as follows:

	Year Ended September 30, 2022	Year Ended September 30, 2021
Distributions Paid From:
Ordinary Income	$8,004,893	$1,544,649
Long-Term Capital Gains	3,393,707	1,683
Total Distributions Paid	$11,398,600	$1,546,332

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve-month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of September 30, 2022, the Fund had $211,901 in late-year and $12,715,341 in post-October losses.

At September 30, 2022, the Fund had no capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Note 7 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 – Redemption Fees

The Fund charges a 1.00% redemption fee on the redemption of shares held for 90 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Please refer to the Statements of Changes in Net Assets for fees recognized.

FRC Founders Index FundSM Notes to Financial Statements (Continued) September 30, 2022

Note 9 – Line of Credit

The Fund has access to a $10 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended September 30, 2022, was as follows:

Maximum Available Credit	$10,000,000
Largest Amount Outstanding on an Individual Day	8,831,000
Average Daily Loan Outstanding	951,333
Interest Expense – 108 days	$9,414
Loan Outstanding as of September 30, 2022	$22,000
Average Interest Rate	3.51%

Note 10 – Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

On September 22, 2022, the Board of Trustees of the Trust for Advised Portfolios, upon the recommendation of the Adviser, approved a plan of liquidation and dissolution of the Fund. Such liquidation took place as of the close of business on October 31, 2022.

Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

FRC Founders Index FundSM Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of FRC Founders Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FRC Founders Index Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the two-year period then ended and for the period from July 28, 2020 (commencement of operations) through September 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period from July 28, 2020 through September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating

FRC Founders Index FundSM Report of Independent Registered Public Accounting Firm (Continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 29, 2022

FRC Founders Index FundSM Additional Information (Unaudited) September 30, 2022

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-888-928-0298 or on the EDGAR Database on the SEC’s website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.04%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was 6.95%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 98.68%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund’s Board has designated a Liquidity Risk Committee (“Committee”) of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Fund’s liquidity risk, which is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in a Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means.

The Fund’s Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No liquidity events impacting the Fund were noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

FRC Founders Index FundSM Additional Information (Unaudited) (Continued) September 30, 2022

Approval of Investment Advisory Agreement

At a meeting held on August 25 and 26, 2022, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the investment advisory agreement (“Advisory Agreement”) with First Republic Investment Management, Inc. (“Adviser”) for the FRC Founders Index Fund (“Fund”).

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

●

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser’s resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the year, it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

FRC Founders Index FundSM Additional Information (Unaudited) (Continued) September 30, 2022

●

In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had underperformed relative to its peer group median and average and to its benchmark index for the one-year period.

●

The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Fund’s advisory fee was lower and net expense ratio was higher than the peer group median and average. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

●

The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser’s profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

FRC Founders Index FundSM Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman	Since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

FRC Founders Index FundSM Trustees and Officer Information (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Jack Huntington 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1970	Vice President, Chief Compliance Officer and AML Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2022 to present); Director and Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2015 to 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)

Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)

The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)

Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-888-928-0298.

FRC Founders Index FundSM Privacy Notice

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First Republic Investment Management, Inc.
111 Pine Street
San Francisco, California 94111

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Harry E. Resis and Brian Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FRC Founders Index Fund

	FYE 9/30/2022	FYE 9/30/2021
( a ) Audit Fees	$13,650	$13,400
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,000	$2,100
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FRC Founders Index Fund

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

FRC Founders Index Fund

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Russell B. Simon
Russell B. Simon, President

Date	12/07/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Russell B. Simon
Russell B. Simon, President

Date	12/07/2022

By	/s/ Eric McCormick
Eric McCormick, Treasurer

Date	12/07/2022